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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) MARCH 25, 1999



                               CYGNE DESIGNS, INC.
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             (Exact name of registrant as specified in its charter)



        DELAWARE                          0-22102                04-2843286
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)



 680 FIFTH AVENUE, NEW YORK, NEW YORK                                 10019
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(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (212) 489-3900


             FORMER ADDRESS: 1372 BROADWAY, NEW YORK, NEW YORK 10018

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ITEM 5. OTHER EVENTS.

     On March 25, 1999, Cygne Designs, Inc. entered into an agreement with Jordache Limited pursuant to which Jordache will acquire Cygne's Knit business.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     C. EXHIBITS.

          2.1 Acquisition Agreement dated as of March 25, 1999 by and among M.T.G.I. -- Textile Manufacturers Group (Israel) Ltd.,
               MBS Company, Inc., A.C. Services, Inc., and Jordache Limited.

          99   Press release dated March 26, 1999 issued by Cygne Designs, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CYGNE DESIGNS, INC.


Date: March 26, 1999                      By: /s/ ROY E. GREEN
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                                                  Roy E. Green
                                                  Secretary